UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 13, 2005


                       Commission file number: 000-09047

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                (Name of small business issuer in its charter)


        DELAWARE                                  02-0314487
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                  Identification No.)


              585 WEST 500 SOUTH #180
                  BOUNTIFUL, UTAH                         84010
        (Address of principal executive offices)        (zip code)

                   Issuer's Telephone Number: (801) 244-4405


SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2005, there was a special meeting of the Board of Directors in which the Board approved of the following appointments and changes to the Principal Officers' role.

Larry Schroeder has taken on the role as President and Chief Executive Officer, while Matthew Schultz has become the Vice President and Chief Operating Officer. Mr. Schultz will remain Chairman of the Board and Mr. Schroeder will remain a Board member.

Additionally, the Board approved the appointment of Jason F. Griffith, CPA as Chief Financial Officer and Board Member of the Company.

There are currently no formal employment agreements between the Company and any officers or directors.

Mr. Griffith has no arrangement or understanding with any person regarding his selection as a director of the registrant.

Mr. Griffith has never been a party to any transaction or series of transactions with the registrant involving an amount in excess of $60,000 and no such transaction is, or series of transactions are, currently proposed. He previously was a partner in the CPA firm CFO Advantage, Inc. which was the Company's auditor for 2003.

Mr. Griffith's experience includes having served as a chief financial officer for two publicly traded companies. He is currently a member of the Board of directors for South Texas Oil Company. Mr. Griffith has additional experience in public accounting, which includes being the managing partner of a CPA firm in Henderson, Nevada since June 2002 as well as being the accounting manager for another CPA firm in Henderson, Nevada from August 2001 through June 2002. Before this, he worked for Arthur Andersen in Memphis, Tennessee from December 1998 until his move to Nevada in the summer of 2001. Prior to joining Arthur Andersen, Mr. Griffith was in the process of completing his undergraduate degree and Masters in Accounting from Rhodes College in Memphis, Tennessee. Mr. Griffith is a licensed CPA in both the state of Nevada and Tennessee. He is a member of the American Institute of Certified Public Accountants, The
Association of Certified Fraud Examiners, The Institute of Management Accountants, along with being a member of the Nevada and Tennessee State Society of CPAs.



                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2005


                                      Left Right Marketing Technology, Inc.

                                      /s/ Larry Schroeder
                                      ----------------------
                                      Larry Schroeder
                                      President and Director


                                      /s/ S. Matthew Schultz
                                      ----------------------
                                      S. Matthew Schultz
                                      Chairman and COO


                                      /s/ Jason F. Griffith
                                      ----------------------
                                      Jason F. Griffith
                                      CFO and Director

                                      Date: September 13, 2005